UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2022

QuantumScape Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39345	85-0796578
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1730 Technology Drive San Jose, California	95110
(Address of principal executive offices)	(Zip code)

(408) 452-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	QS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD

On April 6, 2022, QuantumScape Corporation (“QuantumScape”) filed with the Securities and Exchange Commission (the “SEC”):

•	an amendment (the “10-K Amendment”) to its annual report filed on Form 10-K for the fiscal year ended December 31, 2021, which was originally filed on February 28, 2022 (the “Original 10-K Filing”),

•

a post-effective amendment No. 5 to Form S-1 on Form S-3 (the “POSAM No. 5”), further amending its registration statement on Form S-1 originally filed with the SEC on December 17, 2020 (the “Initial Registration Statement”) and as subsequently amended from time to time, including post-effective amendment No. 4 filed on February 11, 2022 (the “POSAM No. 4”), and

•

an amendment (the “S-3 Amendment”) to its registration statement on Form S-3, originally filed on February 11, 2022 (the “S-3 Registration Statement” and, together with the POSAM No. 4, the “Registration Statements”).

As disclosed in the Original 10-K Filing, the 10-K Amendment is being filed for the primary purpose of amending Part III, Items 10, 11, 12, 13 and 14 of the Original 10-K Filing to include disclosures on corporate governance, executive compensation, related party transactions, and other topics. Financial statements included in the Original 10-K Filing remain unchanged.

The Registration Statements were filed with the SEC on February 11, 2022 but have not yet been declared effective by the SEC. The POSAM No. 5 and S-3 Amendment amend the Registration Statements to incorporate the 10-K Amendment. As previously stated in QuantumScape’s Current Report on Form 8-K filed on February 11, 2022 8-K, these Registration Statements cover shares that were previously issued by QuantumScape before May 2021. No new shares will be issued nor will there be a change in the number of issuable shares as a result of these filings.

When declared effective by the SEC, the Registration Statements, as amended by the POSAM No. 5 and S-3 Amendment, will provide the stockholders named therein with the ability to resell registered securities from time to time in accordance with the Registration Statements, as amended, and applicable law; however, these filings do not necessarily mean that such holders have any specific or immediate plans to sell their securities.

Shares of the securities may not be sold nor may offers to buy be accepted prior to the time that the Registration Statements, as amended, become effective. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Certain information in this Current Report on Form 8-K may be considered “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, without limitation, statements regarding the Company’s expectations regarding future resales of its capital stock by the selling securityholders described herein. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Factors that may cause such differences include, but are not limited to changes in market conditions, decisions made by third parties outside of the Company’s control, and those risks and uncertainties set forth under the “Risk Factors” section in the annual report on Form 10-K filed by the Company with the SEC on February 28, 2022. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: April 6, 2022

QUANTUMSCAPE CORPORATION

By: /s/ Michael McCarthy
Name:	Michael McCarthy
Title:	Chief Legal Officer and Head of Corporate Development

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